Exhibit 10.15

FIRST AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT

This FIRST AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT is made and entered into as of June 29, 2004 (as it may be modified, supplemented or amended from time to time in accordance with its terms, this "Amendment") by and among E-LOAN AUTO FUND ONE, LLC, a Delaware limited liability company (the "Buyer"), and E-LOAN, INC., a Delaware corporation (the "Seller").

BACKGROUND

WHEREAS, the Buyer and the Seller entered into a Contribution and Sale Agreement dated as of June 1, 2002, (as amended, supplemented and otherwise modified from time to time, the "Agreement"), pursuant to which the Lender extended financing to the Buyer on the terms and conditions set forth therein;

WHEREAS, the parties desire to amend and modify the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

SECTION 2. Amendment. Effective upon the execution and delivery of this Amendment, Section 4.2(f) of the Agreement shall be amended and restated in its entirety as follows:

(f) As of the related Transfer Date, no Contract shall be the subject of an uncured reversal of funds transfer from its related Dealer or Eligible Non-Franchise Dealer to the Seller pursuant to a PowerCheck®.

SECTION 3. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 4. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED, THAT SECTIONS 5- 1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 5. Miscellaneous. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

SECTION 6. Representations, Warranties & Covenants. The Buyer hereby confirms that each of its representations, warranties and covenants set forth in the Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations, warranties or covenants expressly relate to earlier dates. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement and the other Credit Documents shall remain in full force and effect and the Seller and the Buyer hereby ratify their respective obligations thereunder.

  The Buyer confirms that as of the date hereof its obligations under the Agreement, as amended by this Amendment, and the other Credit Documents are in full force and effect and are hereby ratified. The Buyer represents and warrants that (i) the Termination Date has not occurred and no Event of Default, or condition or event which, after notice or lapse of time or both, will constitute an Event of Default, has occurred, (ii) it has the power and is duly authorized to execute and deliver this Amendment, (iii) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation enforceable against it in accordance with its terms, (iv) it is and will continue to be duly authorized to perform its obligations under this Amendment and the other Credit Documents, (v) the execution, delivery and performance by it of this Amendment does not and will not require any consent or approval, which has not already been obtained, from any Governmental Authority, shareholder or any other Person, and (vi) the execution, delivery and performance by it of this Amendment shall not result in the breach of, or constitute a default under, any material agreement or instrument to which it is a party.

SECTION 7. Amendment of Servicing and Custodian Agreement. Each of the Servicer and the Custodian acknowledges and consents to the terms and conditions of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

E-LOAN AUTO FUND ONE, LLC, as Buyer

By:____/s/ Mark Lefanowicz___________ Name: Mark Lefanowicz Title: President
E-LOAN, INC., as Seller

By:____/s/ Mark Lefanowicz___________ Name: Mark Lefanowicz Title: President &COO

ACKNOWLEDGED AND AGREED:

MERRILL LYNCH BANK USA, as Secured Party

By: ____/s/ Joseph Magnus___________

Name: Joseph Magnus

Its: Director